SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

Deutsche Small Cap Core Fund
Effective until on or about February 12, 2018, the summary prospectus is supplemented as follows:
The following information replaces the existing similar disclosure in the “FEES AND EXPENSES OF THE FUND” section of the fund’s summary prospectus:
SHAREHOLDER FEES (paid directly from your investment)
	A	T	C	R6	INST	S
Maximum sales charge (load) imposed on purchases, as % of offering price	5.75	2.50	None	None	None	None
Maximum deferred sales charge (load), as % of redemption proceeds	None	None	1.00	None	None	None
Account Maintenance Fee (annually, for fund account balances below $10,000 and subject to certain exceptions)	$20	None	$20	None	None	$20
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
	A	T	C	R6	INST	S
Management fee	0.67	0.67	0.67	0.67	0.67	0.67
Distribution/service (12b-1) fees	0.24	0.25	1.00	None	None	None
Other expenses[1]	0.43	0.53	0.41	0.51	0.40	0.47
Total annual fund operating expenses	1.34	1.45	2.08	1.18	1.07	1.14
Fee waiver/expense reimbursement	0.25	0.36	0.24	0.39	0.23	0.25
Total annual fund operating expenses after fee waiver/expense reimbursement	1.09	1.09	1.84	0.79	0.84	0.89
1 ”Other expenses“ for Class T are based on estimated amounts for the current fiscal year.
The Advisor has contractually agreed through January 31, 2019 to waive fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses)
at 1.09%, 1.09%, 1.84%, 0.79%, 0.84% and 0.89% for Class A, Class T, Class C, Class R6, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund’s Board.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Years	A	T	C	R6	INST	S
1	$680	$358	$287	$81	$86	$91
3	952	663	629	336	318	337
5	1,244	989	1,097	611	568	603
10	2,074	1,912	2,391	1,397	1,285	1,364
You would pay the following expenses if you did not redeem your shares:
Years	A	T	C	R6	INST	S
1	$680	$358	$187	$81	$86	$91
3	952	663	629	336	318	337
5	1,244	989	1,097	611	568	603
10	2,074	1,912	2,391	1,397	1,285	1,364

The following information replaces the similar existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the fund’s summary prospectus:
Joseph Axtell, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2013.
Michael A. Sesser, CFA, Vice President. Portfolio Manager of the fund. Began managing the fund in 2013.

Please Retain This Supplement for Future Reference
February 1, 2018
PROSTKR-917